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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Salem Communications Corporation:

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-40494) of Salem Communications Corporation of our reports dated October 27, 2000 relating to the financial statements of WRMR-FM, WKNR-AM, and WBOB-AM, which appear in this Current Report on Form 8-K/A.

                                              /s/ PricewaterhouseCoopers LLP

October 12, 2001
Dallas, Texas